Exhibit 10(ax)


                                 FIFTH AMENDMENT
                             OF CONSULTING AGREEMENT
                            DATED SEPTEMBER 30, 2002
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                              ACME ASSOCIATES, INC.


                                                Dated November 3, 2003

     WHEREAS,  a Consulting  Agreement was entered into between NCT Group,  Inc.
(hereinafter referred to as the "Company") and Acme Associates, Inc. (hereinafter referred to as "Consultant") which commenced on September 30, 2002 (the "Agreement"); and

     WHEREAS, it is the desire of the parties hereto to amend the Agreement because of substantial additional consulting services to be provided by Consultant.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1.   Paragraph 2, Duties of  Consultant,  shall be amended to add the following:
     "In addition to the above consulting services, Consultant will provide consulting services in the nature of tax advice."

2.   Paragraph 5, Equity for Services, shall be amended to add the following:
     "The Company hereby grants the Consultant an additional five year (5) stock option in the Company's common stock for 2,000,000 shares of the Company's common stock at the price per share of $.045, which was the closing price as of November 3, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the Company. The shares underlying this option will be registered by the Company with the next registration statement filed by the Company. This option has

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     been  approved by the Board of Directors.  All previous  options as amended shall continue to be in full force and effect."

3. All other terms and conditions of the Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:


     NCT GROUP, INC.                                 ACME ASSOCIATES, INC.
                                                     Consultant



     /s/  Michael J. Parrella                        /s/  Morton Salkind
     ---------------------------------               --------------------------
     By:  Michael J. Parrella                        By:  Morton Salkind
          Chairman & C.E.O.                               President

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